EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

APEX RESOURCES INC.

WHEREAS, Apex Resources Inc., a Nevada Corporation (the “Company”), desires to issue up to 10,000,000 shares of common stock, par value $.001 per share (“Common Stock”) at a price of $1.0 per share pursuant to the Registration Statement on Form S-1 initially filed with the Securities and Exchange Commission (the “Commission”) on June 28, 2019, which was declared effective on [ ] (the “Registration Statement”);

WHEREAS, the undersigned (the “Purchaser,” together with the Company, the “Parties”) desires to acquire the number of shares set forth on the signature page hereto.

NOW, THEREFORE, for and in the consideration of premises and the mutual covenants hereinafter set forth, the Parties hereby agree the following:

1. Subscription. The Purchaser hereby irrevocably subscribes for and agrees to purchase the number of shares of Common Stock of the Company, set forth on the signature page of this Agreement at a price of US $1.0 per share for the aggregate price set forth on the signature page of this Agreement (U.S. dollars) (the “Funds”) pursuant to the Registration Statement. A copy of Registration Statement was provided to the Purchaser by the Company. Together with this Subscription Agreement, the Purchaser is delivering to the Company the full amount of the purchase price for the Shares in respect of which it is subscribing.

2. Representations and Warranties of the Purchaser. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

A. The Purchaser is purchasing the Shares for the Purchaser’s own account.

B. The Purchaser has had the opportunity to ask and receive answers to any and all questions the Purchaser had with respect to the Company, its Registration Statement, its business plan, management and current financial condition. The Purchaser acknowledges that the Company is newly organized, does not have an operating history. The Purchaser recognizes that the purchase of the Shares involves a high degree of risks.

C. The Purchaser is capable of evaluating the merits and risks involved in an investment in the Shares and acknowledges that an investment in the Shares entails a number of very significant risks and the Purchaser is able to withstand the total loss of its investment. The Purchaser acknowledges that the Company has recommended that each Purchaser obtain independent legal and financial advice prior to subscribing.

D. Except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in this Agreement and the result of independent investigation by the Purchaser.

E. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

F. The Purchaser hereby acknowledges receipt of a copy of the Prospectus (as defined below) under the Registration Statement relating to this offering and the Shares (the “Prospectus”), which is on file with the Commission. The Purchaser represents and warrants that, in making his decision in investing the Shares, he is not relying on any representation other that those contained in the Prospectus.

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3. Representations of the Company. The Company represents and warrants to the Purchaser that:

A. The Company is duly incorporated under the laws of the State of Nevada and is in good standing in accordance with all applicable federal and state laws.

B. The execution, delivery and performance of this Agreement by the Company and the performance of its obligations hereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provisions of (i) the Company’s Articles of Incorporation or By-laws, (ii) any indenture, mortgage, deed of trust, agreement or any instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation, or (iv) any judgment, decree or order of any court or government body having jurisdiction over the Company or any of its property.

C. The execution, delivery and performance of this Agreement and the consummation of the issuance of the Shares and the transactions contemplated by this Agreement are within the Company’s corporate powers and have been duly authorized by all necessary corporate and stockholder action on behalf of the Company.

D. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

E. The Company is not in default in the performance or observance of any material obligation agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of a lien or charge on any assets or properties of the Company under any material deed of trust or other material agreement or instrument to which the Company is party or by which it is bound or any statute or the Articles of Incorporation or By-laws of the Company, or any decree, judgment, order, ruling or regulation of any court or government agency or body having jurisdiction over the Company or its properties.

F. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on the earnings, business affairs, business prospects, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

4. Non-Assignability. Neither this Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser. Moreover, the Company shall refuse to register any transfer of the common stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

5. Modification/Entire Agreement. This Agreement (i) may only be modified by a written instruction executed by the Purchaser and the Company; (ii) sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof; and (iii) shall ensure heirs, legal representatives, successors and permitted assigns.

6. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Nevada.

7. Notices. All Notices or other communication hereunder shall be in writing and shall be deemed to have been duly given if delivered personally (including courier service) or mailed by certified or registered mail, return receipt requested, postage prepaid.

[Signature Page Follows]

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Concurrent with execution of this Agreement, the Purchaser is purchasing ____________ shares of Common Stocks of the Company at a price of $1.00 per Share (the “Subscription Price”).

Purchaser hereby confirms the subscription for and purchase of said number of shares and hereby agrees to pay herewith the Subscription Price for such Shares.

MAKE CHECK PAYABLE TO: APEX RESOURCES INC.

Executed this ____ day of _________________, 20____.

Signature of Purchaser

Address of Purchaser

Printed Name of Purchaser

PLEASE ENSURE FUNDS ARE IN US DOLLARS

____________ X $1.0 = US$ __________

Number of Shares Purchased Total Subscription Price

Form of Payment: Cash: _________ Check: __________ Other: ____________________

APEX RESOURCES INC.

By:

Title:

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